                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of the earliest event reported):  October 17, 2000
                                                          (September 11, 2000)



                         New York Bagel Enterprises, Inc
              (Exact name of Registrant as specified in its charter)

                                    0-21205
                            (Commission file number)


 Kansas                                                           73-1369185
(State or other jurisdiction                                (I.R.S. Employer
 of incorporation or organization)                       Identification No.)



                              12411 North Rockwell
                         Oklahoma City, Oklahoma 73142
           (Address of principal executive offices, including zip code)



                                 405-722-0438
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

On September 11, 2000, New York Bagel Enterprises, Inc., filed the
Company's fifth monthly report with the United States Bankruptcy Court for the District of Kansas which covered the fiscal-month period ended June 28, 2000.
 On September 25, 2000, the Company filed its sixth and seventh monthly reports with the United States Bankruptcy Court for the District of Kansas which covered the fiscal-month periods ended July 26, 2000, and August 23, 2000, respectively. The monthly reports filed with the Bankruptcy Court are filed as exhibits, with the exception that the balance sheet, income statement, receipts and disbursements statement, bank statements, check stubs, and other similar documents filed as part of each monthly report have been omitted. It is anticipated that the Company will complete its liquidation under Chapter 11 in the near future and that all liquidation funds will be used to satisfy priority tax claims and a portion of the secured debt and that no funds will be available for stockholders.


Item 5.  Other Events.

On September 11, 2000, Lots A' Bagels, Inc., filed its third monthly report with the United States Bankruptcy Court for the District of Kansas concerning the fiscal-month period ended June 28, 2000. On September 25, 2000, the Company filed its fourth and fifth monthly reports with the United States Bankruptcy Court for the District of Kansas which covered the fiscal-month periods ended July 26, 2000, and August 23, 2000, respectively. The monthly reports filed with the Bankruptcy Court are filed as exhibits, with the exception that the balance sheet, income statement, receipts and disbursements statement, bank statements, check stubs, and other similar documents filed as part of each monthly report have been omitted. New York Bagel Enterprises, Inc., anticipates that no funds will be available for distribution to the parent company.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Monthly Report for New York Bagel Enterprises, Inc., for the period ended June 28, 2000, in substantially the same form as filed on September 11, 2000, with the United States Bankruptcy Court for the District of Kansas.

99.2 Monthly Report for New York Bagel Enterprises, Inc., for the period ended July 26, 2000, in substantially the same form as filed on September 25, 2000, with the United States Bankruptcy Court for the District of Kansas.

99.3 Monthly Report for New York Bagel Enterprises, Inc., for the period ended August 23, 2000, in substantially the same form as filed on September 25, 2000, with the United States Bankruptcy Court for the District of Kansas.
      99.4  Monthly Report for Lots A' Bagels, Inc., for the period ended
      June 28, 2000, in substantially the same form as filed on September 11, 2000, with the United States Bankruptcy Court for the District of Kansas.

99.4 Monthly Report for Lots A' Bagels, Inc., for the period ended June 28, 2000, in substantially the same form as filed on September 11, 2000, with the United States Bankruptcy Court for the District of Kansas.

99.5 Monthly Report for Lots A' Bagels, Inc., for the period ended July 26, 2000, in substantially the same form as filed on September 25, 2000, with the United States Bankruptcy Court for the District of Kansas.

99.6 Monthly Report for Lots A' Bagels, Inc., for the period ended August 23, 2000, in substantially the same form as filed on September 25, 2000, with the United States Bankruptcy Court for the District of Kansas.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          NEW YORK BAGEL ENTERPRISES, INC.

                                          /s/Richard Randall Webb
                                          __________________________________
                                          Richard Randall Webb
                                          Chief Executive Officer


Dated:  October 17, 2000